UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2013

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd, Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 17, 2013, Depomed, Inc. (“Depomed”) filed a complaint in the United States District Court for the District of New Jersey against Endo Pharmaceuticals Inc. (“Endo”), a Delaware corporation that is a wholly-owned subsidiary of Endo Health Solutions Inc.,  for infringement of U.S. Patent Nos. 6,340,475; 6,635,280; and 6,723,340 (collectively, the “Depomed Patents”).  The complaint alleges infringement of the Depomed Patents arising from Endo’s commercialization of OPANA® ER (oxymorphone hydrochloride extended-release) in the United States.

The Depomed Patents relate to Depomed’s Acuform® drug delivery technology.  U.S. Patent Nos. 6,340,475 and 6,635,280 will expire in 2016, and U.S. Patent No. 6,723,340 will expire in 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: April 17, 2013	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel